LETTER OF INTENT

This Letter of Intent (this "**LOI**") is entered into by and between

Global Digital Solutions, Inc. (Global), a New Jersey Corporation, (The Company) and HarmAlarm, Inc. (HA) a Texas Corporation,

BACKGROUND AND PURPOSE

A. The Company is a fully reporting and validly issued Corporation formed under the laws of the state of New Jersey and is Publicly traded on the OTCQB.

B. HA's owner was the prior CEO of Infrared Systems International, a publically traded company that developed and licensed Enhanced Vision System (EVS). HA is the owner and license holder of certain US Patents and Agreements. HA at its own expense has been pursuing the development of the Next Generation autopilot (Precision Approach Landing System, PALS) that we believe will revolutionize aviation with major improvements in safety and performance including economic benefits for the air transportation industry.

C. The Company and HA wish to enter into an acquisition transaction (the "**Transaction**") whereby the Company or a wholly-owned subsidiary of the Company will acquire all of the assets of HA (the "Assets"), which primarily consist of all the issued and outstanding shares of capital stock of HA and ownership of all of the assets related to the ongoing operations of HA. The Company will issue to HA as consideration for the Assets, 6,600,000 shares of the Company's publicly traded common stock, when acquired, along with all profits generated by HA's technology on a 50.1/49.9 percent allocation, with 50.1 percent allocated to the company and 49.9% allocated to the owner(s) of HA, as so identified.

D. The parties wish to enter into this LOI, which states that the closing of the Transaction will occur upon completion of the conditions as set forth herein and in a formal, definitive agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Except for the provisions in Paragraphs 1 and 11 through 20 of this LOI, this proposal is expressly intended to be non-binding and subject to the satisfactory completion of due diligence and the negotiation of mutually acceptable definitive agreements with regard to the Transaction.

2. The Company and HA agree that they will enter into a mutually agreed upon definitive agreement containing substantially the same terms and provisions as set forth in Paragraphs 3-10 of this LOI within thirty (30) days after the date of execution of this LOI (the "**Definitive Agreement**"). The parties agree to work together to determine a Transaction structure that will be in compliance with U.S. securities laws and agreeable to both parties as previously discussed.

Upon the satisfaction of the conditions set forth herein and in the Definitive Agreement, upon the consummation of the Transaction and the acquisition by the Company of the Assets. The Assets shall consist of Company Name. Company Brands, Trademarks, Patents, web sites, Working Papers, equipment, computer equipment, leases, customers, and manufacturers. Assets will be free and clear of any liens or encumbrances except as noted.

3. The Company will issue to HA 6,600,000 shares of its common stock, when acquired. The Company will own the Assets, free and clear of any liens or encumbrances, excluding all personal assets of HA.

4. The closing of the Transaction (the "**Closing**") shall occur approximately thirty (30) days after execution of the Definitive Agreement and upon completion of any documents or information required to be filed by the Company upon the Closing in accordance with the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and approval by HA of the Definitive Agreement and the transactions contemplated thereunder and hereunder. Immediately after the Closing, the Company will have approximately 580,000,000 shares of common stock, on a fully diluted basis, issued and outstanding.

5. After the Closing, the Company and HA will be managed by the Company's current management.

6. On or shortly after the Closing, the Company will conduct a financing to raise approximately $2,000,000.

7. Upon closing, The Company will commit up to $10,000 per month for operations of HA, provide expense capital as necessary, and otherwise run the operations in a professional manner.

8. The Company will also provide a separate compensation agreement to Bob Schneider for his work in bringing the parties together and facilitating the closing of the transaction.

9. The Definitive Agreement shall contain customary representation and warranties, covenants and indemnification provisions as shall be mutually agreed upon by HA and the Company.

10. In consideration of the time and effort the Company will incur to pursue the Transaction, HA agrees that, from the date of execution of this LOI (or, if sooner, until such time as this LOI is terminated) until the Closing, neither HA nor any person or entity acting on its behalf will in any way directly or indirectly (i) solicit, initiate, encourage or facilitate any offer to directly or indirectly purchase HA, its subsidiaries or any of its material assets or equity, (ii) enter into any discussions, negotiations or agreements with any person or entity which provide for such purchase, or (iii) provide to any persons other than its stockholders or the Company or its representatives any information or data related to such purchase or afford access to the properties, books or records of HA and its subsidiaries to any such persons, except as to information or knowledge which must be conveyed or otherwise related to any party who currently has an ongoing relationship with the company in regards to the PALS technology. If HA or its representatives receives any inquiry or proposal offering to purchase the aforementioned assets, HA will promptly notify the Company.

11. No party hereto will make any disclosure or public announcements of the proposed Transaction, this LOI or the terms thereof without the prior consent of the other party, which shall not be unreasonably withheld, or except, and only to the extent, as required by the applicable rules and regulations of the Securities and Exchange Commission.

12. Prior to the Closing, the Company and its representatives shall maintain the confidentiality of all confidential information that is provided to the Company by HA or its representatives except to the extent such disclosure is required by law. Each party agrees and acknowledges that such party and its directors, officers, employees, agents and representatives will disclose business information and information about the proposed Transaction in the course of securing financings for the Company and HA and that the parties and their representatives may be required to disclose that information under the continuous disclosure requirements of the Exchange Act.

13. This LOI shall be construed in accordance with, and governed by, the laws of the State of New York, and each party separately and unconditionally subjects itself to the jurisdiction of any court of competent authority in the State of New York, and the rules and regulations thereof, for all purposes related to this LOI and/or their respective performance hereunder.

14. The parties shall prepare, execute and file any and all documents necessary to comply with all applicable federal and state securities laws, rules and regulations in any jurisdiction where they are required to do so.

15. If any term or provision hereof shall be held illegal or invalid, this LOI shall be construed and enforced as if such illegal or invalid term or provision had not been contained herein.

16. This LOI may be executed in counterparts, by original or facsimile signature, with the same effect as if the signatures to each such counterpart were upon a single instrument; and each counterpart shall be enforceable against the party actually executing such counterpart. All counterparts shall be deemed an original copy.

17. The delay or failure of a party to enforce at any time any provision of this LOI shall in no way be considered a waiver of any such provision, or any other provision of this LOI. No waiver of, delay or failure to enforce any provision of this LOI shall in any way be considered a continuing waiver or be construed as a subsequent waiver of any such provision, or any other provision of this LOI.

18. This LOI may be terminated prior to entering into the Definitive Agreement (i) by mutual written agreement of the parties, (ii) by either party if the Definitive Agreement has not been entered into by November 15, 2018, through no fault of terminating party, or (iii) by either party in the event of a material breach of this LOI by the other party.

[SIGNATURE PAGE FOLLOWS]

DATED EFFECTIVE: October 15, 2018.

Global Digital Solutions, Inc.

By: ____________________________________
Name: William Delgado
Title: CEO/President

HarmAlarm

By: ____________________________________

Name: ____________________________________

Title: ____________________________________

DATED EFFECTIVE: October 15, 2018.

Global Digital Solutions, Inc.

By: [signature]
Name: William Delgado
Title: CEO/President

HarmAlarm

By: [signature]

Name: GARY E. BALL

Title: SOLE OWNER